UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024 (June 07, 2024)

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1165 Eastlake Avenue East
Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2024, Adaptive Biotechnologies Corporation (the "Company") held its annual meeting of shareholders (the "Annual Meeting") pursuant to notice duly given. Three proposals were presented for voting: Proposal 1: election of two Class II directors to the Board of Directors (Peter Neupert and Michelle Griffin); Proposal 2: an advisory request concerning compensation for the Company's 2023 named executive officers; and, Proposal 3: ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024. Each of the proposals was described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2024. A quorum of the shareholders voted by the conclusion of the Annual Meeting. The final results of the voting are set forth below.

Proposal 1: Election of Class II Directors

Peter Neupert	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	82,704,811	69.15%	14,893,022
Against	-	-
Withhold/Abstain	36,895,764	30.85%

Michelle Griffin	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	99,854,001	82.93%	14,080,001
Against	-	-
Withhold/Abstain	20,559,595	17.07%

Proposal 2: Advisory Vote Concerning the 2023 Compensation of the Company's Named Executive Officers

	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	103,594,016	86.00%	14,033,887
Against	15,410,744	12.79%
Withhold/Abstain	1,454,950	1.21%

Proposal 3: Ramification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2024

	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	133,954,711	99.60%	0
Against	339,767	0.25%
Withhold/Abstain	199,119	0.15%

Item 8.01 Other Events.

On June 10, 2024, NASDAQ notified the Company that it is in compliance with Listing Rule 5605(c)(2) (the “Rule”). Specifically, the Company’s appointment of Peter Neupert to its audit committee in July of 2023 resolved the deficiency under the Rule previously noted following the departure of former Company director Leslie Trigg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptive Biotechnologies Corporation

Date:	June 11, 2024	By:	/s/ Kyle Piskel
Kyle Piskel Chief Financial Officer